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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                 MARCH 22, 2006

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                              NAYNA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                      000-13822              83-0210455
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                     Identification No.)

                       4699 OLD IRONSIDES DRIVE, SUITE 420
                          SANTA CLARA, CALIFORNIA 95054

          (Address of principal executive offices, including zip code)

                          (408) 956-8000 (Registrant's
                     telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 22, 2006, the Board of Directors (the "BOARD") of Nayna Networks, Inc., a Nevada corporation (the "COMPANY"), approved the adoption of the Nayna Networks, Inc. 2006 Executive Stock Plan (the "PLAN"). A copy of the Plan is attached hereto as Exhibit 10.1. The Plan allows the grant to certain executive employees and directors of the Company, of stock options as well as stock purchase rights. A form of Notice of Grant of Stock Option is attached hereto as
Exhibit 10.2, and a form of Stock Option Agreement is attached hereto as Exhibit
10.3. The Company has reserved 5,000,000 shares of its common stock for issuance pursuant to the Plan. The Plan shall be administered by the Compensation Committee of the Board, or such other committee as the Board shall appoint from time to time. The Plan shall remain in effect until its termination by such administering committee.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS.

EXHIBIT NO.    DESCRIPTION

10.1           Nayna Networks, Inc., 2006 Executive Stock Plan
10.2           Notice of Grant of Stock Option (Form of)
10.3           Stock Option Agreement (Form of)






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NAYNA NETWORKS, INC.

                                      By:/S/ Naveen S. Bisht
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                                         NAVEEN S. BISHT
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

Date: MARCH 27, 2006

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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

10.1           Nayna Networks, Inc., 2006 Executive Stock Plan
10.2           Notice of Grant of Stock Option (Form of)
10.3           Stock Option Agreement (Form of)